UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

HPEV, INC.
(Name of Registrant as Specified In Its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HPEV, INC.
8875 Hidden River Parkway
Suite 300
Tampa, Florida 33637

SECOND NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

December 24, 2013 Tampa, Florida

An Annual Meeting of Stockholders (the “Meeting”) of HPEV, Inc. (the “Company”) will be held on January 13, 2014, at 3:00 p.m. (Eastern Standard Time) at the offices of the Company, 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637. This Notice and accompanying Proxy Statement replace the Notice and Proxy Statement previously mailed to you. You need to send in a new proxy card. If the Company does not receive a new proxy card from you, you will not be entitled to vote at the Meeting. At the Meeting the stockholders of the Company will be requested to vote on the following matters:

1.	to amend the Bylaws of the Company to provide that the directors of the Company shall be elected by a majority of the outstanding shares entitled to vote;
2.	to elect the directors of the Company to serve until the Annual Meeting of Stockholders in 2014;
3.	to approve a non-binding advisory resolution supporting the compensation of our executive officers; and
4.	to approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors has fixed the close of business on November 15, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. If you are a record holder on the Record Date, you are eligible to vote with respect to these matters either personally or at the Meeting. Since the Company is involved in ongoing litigation regarding the validity of common stock issued in connection with capital raises during the 2013 fiscal year, the votes of shares of common stock issued in connection with such capital raises may or may not be counted at the Meeting. If prior to the Meeting the issuance of such shares has been determined by a court of ultimate jurisdiction to be valid, then the votes will count at the Meeting, but if the issuance has been determined by such court not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders. If prior to the Meeting the vote of such disputed shares has not been determined and the vote of such shares would determine the result, the matter will be held in abeyance until the validity of such shares and their voting rights has been determined by a court of ultimate jurisdiction.

All stockholders are cordially invited to attend the Meeting in person. Your vote is important. Your shares can be voted at the Meeting only if you are present in person or represented by proxy. If you are not planning to attend the Meeting, we urge you to authorize your proxy in advance. You may authorize your vote by proxy over the Internet through the Company’s transfer agent, Transfer Online, Inc. at their website, https:transferonline.com, by clicking on the “Proxy Voting/Proxy Material Request/Internet Access” button. If you complete your proxy electronically over the Internet you do not need to return a proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares.

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

HPEV, INC.
8875 Hidden River Parkway
Suite 300
Tampa, Florida 33637

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 13, 2014

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Proxy Statement as well as the documents incorporated by reference in this Proxy Statement.

Why am I receiving these proxy materials?

The proxy materials describe the proposals on which our Chairman of the Board of Directors and the other two management directors would like you, as a stockholder, to vote in favor of at the Meeting.   It provides you with information on these proposals so that you can make an informed decision. We intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the Meeting.

Although you have previously received these materials, management of the Company is sending these revised proxy materials to clarify certain information. The changes made from the previous material you have received are clearly indicated. You need to send in a new proxy card. If the Company does not receive a new proxy card from you, you will not be entitled to vote at the Meeting

Who can vote at the Meeting?

Stockholders who owned shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), as of the close of business on November 15, 2013 (the “Record Date”), may attend and vote at the Meeting. Since the Company is involved in ongoing litigation regarding the validity of common stock issued in connection with capital raises during the 2013 fiscal year, the votes of shares of common stock issued in connection with such capital raises may or may not be counted at the Meeting. If prior to the Meeting the issuance of such shares has been determined by a court of ultimate jurisdiction to be valid, then the votes will count at the Meeting, but if the issuance has been determined by such court not to be valid, then holders of such shares would not have any rights as stockholders with respect to such shares, including without limitation voting rights, and the vote of such shares will not be counted and therefore would not determine the result of a matter submitted to the stockholders. If prior to the Meeting the vote of such disputed shares has not been determined and the vote of such shares would determine the result, the matter will be held in abeyance until the validity of such shares and their voting rights has been determined by a court of ultimate jurisdiction (such treatment of the shares issued in the capital raises in 2013 as described in this sentence and the previous two sentences, the “Treatment of Disputed Shares”). Subject to the Treatment of Disputed Shares, each share held on the Record Date is entitled to one vote. There were 43,970,441 shares of Common Stock outstanding as of the Record Date if the Treatment of Disputed Shares results in said shares not being counted, and 48,695,373 shares of Common Stock outstanding as of the Record Date if the Treatment of Disputed Shares results in said shares being counted. In addition, each share of the 200 shares of Series A Convertible Preferred Stock (“Preferred Stock”) issued and outstanding as of the Record Date has current voting rights as if each share were converted into 50,000 shares of Common Stock.

What is the proxy card?

The enclosed proxy card enables you to appoint the person named therein as your representative to vote your shares at the Meeting, and to provide specific instructions as to how you wish your shares to be voted. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. By providing specific voting instructions for each proposal identified on the proxy card, your shares will be voted in accordance with your wishes whether or not you attend the Meeting. Even if you plan to attend the Meeting, we suggest that you complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, your appointed representative will vote your shares, under your proxy, according to their best judgment.

What matters am I voting on?

You are being asked to vote on (i) an amendment to the Bylaws of the Company to provide that the directors can be elected by a majority of the outstanding shares entitled to vote, (ii) the election of the directors of the Company to serve until the Annual Meeting of Stockholders in 2014, (iii) the approval of a non-binding advisory resolution supporting the compensation of our officers and (iv) the approval of a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation. As described further in this proxy, it is unclear what will occur if not all six nominees to the Board are elected by the shareholders; such situation may result in further litigation between the Company and the nominees of Spirit Bear Limited. See "Proposal 2 - Election of Directors" " Consequences of the Failure to Appoint All Six Nominees".

What is the difference between holding shares as a stockholder of record and holding shares as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Transfer Online, Inc., then you are a stockholder of record who may, subject to the Treatment of Disputed Shares, vote at the Meeting. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the Meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name”, and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, broker dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote in person at the Meeting.

How do I vote?

A.           Stockholders of record (also called registered stockholders) may vote by any of the following methods:

1. By mail: if you request or receive proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it in the postage-paid envelope provided.

If we receive your proxy card prior to the Meeting date and you have marked your voting instructions on the proxy card, your shares will be voted:

—	as you instruct, and

—	as your proxy representative may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

If you return a signed proxy card, but do not provide specific voting instructions for each proposal, your shares will be voted by your proxy representative in the manner recommended by the Chairman of the Board of Directors on all matters presented in the Proxy Statement and as the proxy representative may determine in his discretion with respect to any other matters properly presented for a vote at the Meeting.

2. By Internet: read the proxy materials and follow the instructions provided in the Notice.

3. By toll-free telephone: read the proxy materials and call the toll free number provided for in the proxy voting instructions.

4. In person at the Meeting.

B.           Beneficial Stockholders (shares held in “street name”). If your shares are held in the name of a broker, bank, broker dealer or other nominee holder of record, follow the voting instructions you receive from the holder of record to vote your shares. You must provide specific voting instructions to your broker, bank, broker dealer or other nominee holder of record in order for your shares to be voted in the proposal for election of directors.

If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

1. By Mail: If you request or receive printed copies of the proxy materials by mail, you may vote by completing the proxy card with your voting instructions and returning it to your broker, bank, broker dealer or other nominee holder of record prior to the Meeting.

2. By Internet. You may vote via the Internet by following the instructions provided in the Notice mailed to you by your nominee holder.

3. By toll-free telephone. You may vote by calling the toll free telephone number found in the proxy voting instructions.

4. In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Meeting, you must obtain a valid proxy from the nominee organization that holds your shares.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending such Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.

 What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

May I revoke my proxy?

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing an instrument of revocation or a duly executed proxy bearing a later date with the Company’s Chief Financial Officer at our principal executive offices located at 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637. The proxy may also be revoked by attending the meeting and voting in person. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted in accordance with the judgment of the proxy representation with respect to all matters brought before the Meeting or any adjournments thereof.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What is a quorum and what constitutes a quorum?

A “quorum” is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Meeting. The required quorum for the Meeting, subject to the Treatment of Disputed Shares, is the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date. As of such date, if the Treatment of Disputed Shares results in such shares not being counted at the Meeting, then there were an aggregate of 53,970,441 shares entitled to vote, which consisted of 43,970,441 shares of common stock and an additional 10,000,000 shares (each of the issued and outstanding shares of Series A Convertible Preferred Stock is entitled to vote as 50,000 shares of Common Stock). Accordingly, a quorum will be present for the Meeting if an aggregate of at least 26,985,221 shares are present in person or by proxy at the Meeting. However, if as a result of the Treatment of Disputed Shares said shares will be counted at the Meeting, then there were an aggregate of 58,695,373 shares entitled to vote, which consisted of 48,695,373 shares of common stock and an additional 10,000,000 shares (each of the issued and outstanding shares of Series A Convertible Preferred Stock is entitled to vote as 50,000 shares of Common Stock). Accordingly, if such disputed shares are counted, a quorum will be present for the Meeting if an aggregate of at least 29,347,687 shares are present in person or by proxy at the Meeting.

How many votes are required to approve the amendment to the Bylaws?

Article VII of the Bylaws of the Company provides that the Bylaws may be altered, amended or repealed either by approval of a majority of the outstanding shares entitled to vote or by the approval of the Board. Accordingly, if a majority of the outstanding shares approve the amendment, then the directors of the Company will be elected by a majority of the outstanding shares and not be a plurality.

How many votes are required to approve the nominees to the Board?

Currently, directors are elected by a plurality of the votes cast in the election. Whether certain votes may be cast will be subject to the Treatment of Disputed Shares. The six nominees for director who receive the most votes will be elected. This is called a “plurality”. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast. If you indicate “withhold authority to vote” for a particular nominee on your proxy card, your vote will not count either for or against the nominee.

If proposal #1 to amend the Bylaws is approved by the majority of the outstanding shares, then the nominees for director at the Meeting will be elected by a majority of the outstanding shares. In such instance, only those nominees who receive the vote of a majority of the outstanding shares will be elected to the Board. Any director who fails to receive a majority of the votes of the outstanding shares will be requested to resign from the Board. However, as described in "Proposal 2 - Election of Directors; Consequences of the Failure to Appoint All Six Nominees", there is currently no authority requiring a director to resign in such a situation. Therefore, this could result in having a special meeting subsequent to the Annual Meeting for the sole purpose of ensuring that any directors not voted by the shareholders are removed from the Board. It may also result in further litigation between the Company and the Spirit Bear nominees.

How many votes are required to approve the non-binding proposals to approve the advisory resolution (i) supporting the compensation of our executive officers and (ii) regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation?

The approvals of both non-binding proposals require, subject to the Treatment of Disputed Shares, the affirmative vote by the holders of a majority of shares that are present in person or by proxy at the Meeting, so long as a quorum is established at the Meeting. If you abstain from voting, your abstention will not count as a vote cast for or against the proposal.

With respect to both of these proposals, the advisory votes in respect to executive compensation will neither be binding on the Company or Board of Directors, nor will they create or imply any change in the fiduciary duties of or impose any additional fiduciary duties on, the Company or the Board of Directors. However, the Board of Director values the opinions expressed by the stockholders in these advisory votes and will consider the outcome of these votes in determining its compensation policies.

Where do I find the voting results of the Meeting?

We plan to announce preliminary voting results at the Meeting. We will also file a Current Report on Form 8-K with the Securities and Exchange Commission within four business days of the Meeting disclosing the final voting results.

Who is paying for this proxy’s solicitation process?

The enclosed proxy is solicited on behalf of the Company by the three directors of the Board who constitute management, and the Company is paying for the entire cost of the proxy solicitation process. As explained below, prior to the filing and mailing of this proxy, none of the three directors of the Company appointed by Spirit Bear Limited (see "Certain Relationships and Related Transactions-Spirit Bear Limited Transaction") provided any comments or suggestions to this proxy statement. Even after the filing and mailing of this proxy, management of the Company never heard from any of the Spirit Bear nominees or their attorneys regarding their opinion to this proxy, particularly with respect to proposal number 1.

Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request, we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers, or other employees.

Who can help answer my questions?

You can contact our corporate headquarters, at (813) 929-1877, or send a letter to: HPEV, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637, Attention: Chief Financial Officer, with any questions about proposals described in this Proxy Statement or how to execute your vote.

HPEV, INC.
8875 Hidden River Parkway
Suite 300
Tampa, Florida 33637

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Chairman of the Board of Directors and the other two management directors of HPEV, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at the offices of the Company, 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637 on January 13, 2014, at 3:00 p.m. (Eastern Time) and at any adjournments thereof.

This Notice and accompanying Proxy Statement replace the Notice and Proxy Statement previously mailed to you. You need to send in a new proxy card. If the Company does not receive a new proxy card from you, you will not be entitled to vote at the Meeting.

At the Meeting, the Company’s stockholders will be asked to vote on the following proposals:

(i)	to amend the Bylaws of the Company to provide that the directors shall be elected by a majority of the outstanding shares entitled to vote;
(ii)	to elect the directors of the Company to serve until the Annual Meeting of Stockholders in 2014;
(iii)	to approve a non-binding advisory resolution supporting the compensation of our executive officers; and
(iv)	to approve a non-binding advisory vote regarding the frequency of future non-binding advisory votes relating to future named executive officer compensation.

Solicitation of proxies may be made by directors, officers and other employees of the Company.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Chairman of the Board of Directors of the Company, Timothy Hassett, and the other two management directors Quentin Ponder, Chief Financial Officer and Vice Chairman, and Judson Bibb, Vice President. Whether or not you expect to attend the Meeting in person, and if you request and receive proxy materials by mail, please return your executed proxy card in the enclosed envelope and the shares represented thereby will be voted in accordance with your instructions.

This proxy statement and the accompanying form of proxy are being mailed to stockholders on or about December 24, 2013.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on January 13, 2014:

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report on Form 10-K for the 2012 fiscal year, as amended, and a form of proxy relating to the Annual Meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at https:transferonline.com. These proxy materials are available free of charge.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Meeting and voting the shares of stock in person, or by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Meeting a written notice of revocation or a later-dated, properly executed proxy. If it is not revoked, the proxy will be voted at the meeting in accordance with the stockholder’s instructions indicated on the proxy card.

RECORD DATE

Stockholders of record at the close of business on November 15, 2013 (the “Record Date”), subject to the Treatment of Disputed Shares, will be entitled to vote at the Meeting.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the United States Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended, available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

ACTION TO BE TAKEN UNDER PROXY

In the case of the Company receiving a signed proxy (“Proxy”) from a registered stockholder containing voting instructions “FOR” the amendment to the Bylaws of the Company, “FOR” the election of any or all of the nominated directors, "FOR" the non-binding resolution supporting the compensation of our management, and "FOR” “one year” as the frequency of future non-binding advisory votes relating to future named executive officer compensation, the person named in the Proxy (Timothy Hassett) (the “Proxy Representative”), will vote:

(1)	FOR the amendment to the Bylaws of the Company providing that the directors shall be elected by the vote of a majority of the outstanding shares;
(2)	FOR the election of the directors of the Company as determined by the registered stockholder;
(3)	FOR the non-binding advisory resolution supporting the compensation of our named executive officers; and
(4)	FOR “one year” as the frequency of future non-binding advisory votes relating to future named executive officer compensation.

Please note that you do not have to vote FOR all the directors; you can vote for each director separately and independent of your vote for the other directors.

If the giver of the Proxy provides voting instructions to cast a vote AGAINST any or all of the nominated directors or any of the proposals, the Proxy Representative will vote such shares accordingly. If you ABSTAIN from voting on a proposal, your abstention will not count as a vote FOR or AGAINST the proposal. Also, in the case where no specific voting instructions are given to the Proxy Representative, the Proxy Representative will vote such proxy in favor of proposal 1, for the election of Judson Bibb, Quentin Ponder and himself and against the other three directors, abstain from voting for proposal 3, and for “one year” for proposal 4.

VOTING SECURITIES

The number of shares of Common Stock issued and outstanding as of November 15, 2013, the Record Date for the Meeting, depends on the outcome of the Treatment of Disputed Shares. As of such date, if the Treatment of Disputed Shares results in such shares not being counted at the Meeting, then there were an aggregate of 53,970,441 shares entitled to vote, which consisted of 43,970,441 shares of common stock and an additional 10,000,000 shares (each of the issued and outstanding shares of Series A Convertible Preferred Stock is entitled to vote as 50,000 shares of Common Stock). However, if as a result of the Treatment of Disputed Shares said shares will be counted at the Meeting, then there were an aggregate of 58,695,373 shares entitled to vote, which consisted of 48,695,373 shares of common stock and an additional 10,000,000 shares (each of the issued and outstanding shares of Series A Convertible Preferred Stock is entitled to vote as 50,000 shares of Common Stock).

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote as of the Record Date, subject to the Treatment of Disputed Shares, will constitute a “quorum” at the Meeting. If the proposal to amend the Bylaws to provide for the election of the directors by majority rather than a plurality, the six nominees for director who receive the most votes will be elected. This is called a “plurality.” If you do not vote for a particular nominee, your vote will not count either for or against such nominee. Nevada law provides that directors be elected by the plurality of votes cast at a meeting of stockholders except as otherwise provided in the Company’s Certificate of Incorporation or By-Laws. The vote required for approval of the two non-binding "say on pay" proposals is an affirmative majority of the votes cast. Whether certain votes may be cast will be subject to the Treatment of Disputed Shares.

Abstentions from voting and broker non-votes will operate as neither a vote “FOR” nor a vote “AGAINST” a nominee for director. Votes on all matters will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of December 13, 2013, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares.

As of December 13, 2013, there are 48,695,373 shares of common stock outstanding assuming that the Treatment of Disputed Shares will result in said 4,724,932 shares of common stock being counted toward the number of shares outstanding. The following table assumes that all preferred shares, warrants and bonus options currently held by management or beneficial owners were either converted, exercised or achieved and purchased.

Name of Beneficial Owner	Number of Shares Beneficially (1)			Percentage

5% or Greater Stockholders

Spirit Bear Limited	14,991,054	(2)		23.54%
1470 First Avenue, No. 4A, New York, NY 10075

Mark Hodowanec	7,290,000			14.97%
5195 Mamont Road, Murrysville, PA 15668

Directors and Executive Officers

Timothy Hassett	6,179,000	(3	)(4)	12.69%
8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637
Quentin Ponder	2,000,000			4.11%
8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637
Theodore Banzhaf	5,000,000	(3	)(5)	10.27%
8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637
Judson Bibb	200,400			*
8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637
Jay Palmer	14,991,054	(2	)(6)	23.54%
1470 First Avenue, No. 4A, New York, NY 10075
Carrie Dwyer	0			*
1209 SE Willow Place, Blue Springs, MO
Donica Holt	0			*
1236 SW Creekside Drive, Lees Summit, MO. 64081

All Officers and Directors as a Group (7 Persons)	27,870,454			44.11%

* Less than 1%

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)
Represents 8,000,000 shares of common stock underlying 160 shares of Series A Preferred Stock (having voting rights to 50,000 shares of common stock for each share of Preferred Stock), and warrants which are currently exercisable into 6,991,054 shares of common stock. Does not include 10,000,000 shares of common stock underlying an additional 200 shares of Series A Preferred stock of the Company, and warrants which are exercisable into an additional 6,000,000 shares of common stock of the Company, both of which Spirit Bear Limited may be required to purchase under certain circumstances related to the Company’s performance and at the Company’s discretion, but have not as of yet made such a purchase.

(3)
On February 19, 2013, Mr. Banzhaf, our President, granted a proxy to Timothy Hassett with respect to all his voting rights for any Company shares which Mr. Banzhaf may own (either directly or indirectly) and the shares underlying the five options to purchase one million shares each at certain stock price milestones. The 5,000,000 options granted to Mr. Banzhaf subject to said proxy are not included in the amount of shares indicated above to Mr. Hassett.

(4)
The amount does not include (i) 5,000,000 shares subject to the stock options granted to Mr. Banzhaf pursuant to which Mr. Hassett has a proxy; (ii) 50,000 shares held by Mr. Hassett's spouse and (iii) an aggregate of 60,000 shares held by Mr. Hassett's children.

(5)
This amount represents Mr. Banzhaf’s Share Performance Bonus Option plan in which Mr. Banzhaf is eligible to receive up to five options to purchase one million shares each at certain stock price milestones achieved while Mr. Banzhaf serves the Company as President and one year following a termination of Mr. Banzhaf without cause. The milestone stock prices are as follows: $2.00, $3.00, $5.00, $7.50 and $10.00. A milestone stock price will be achieved when the stock trades at the milestone price for 20 consecutive trading days. Exercise prices of these options will be equal to the closing price of the Company’s stock on the date of grant. On February 19, 2013, Mr. Banzhaf granted a proxy to Timothy Hassett with respect to all his voting rights for any Company shares which Mr. Banzhaf may own (either directly or indirectly) and the shares underlying the five options to purchase one million shares each at certain stock price milestones.

(6) Jay Palmer is President of Spirit Bear Limited.

Certain Relationships and Related Transactions

The following includes a summary of transactions since inception (April 15, 2011), or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two fiscal years ($8,382), and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Phoenix Productions and Entertainment Group, LLC, ("PPEG") , a company with whom Z3 Enterprises, Inc. (“Z3E”, a company with whom HPEV executed a reverse merger with) signed a joint venture agreement and with whom the Z3E once shared office space. PPEG was a major shareholder in the Company.

On September 7, 2010, Z3E and PPEG entered into a Loan Agreement pursuant to which PPEG  was to lend the Company up to $1,000,000 (the “PPEG Loan Agreement”). Loans under the PPEG Loan Agreement were interest-free and were not convertible into the common stock of the Company as provided in the PPEG Joint Venture Agreement. All loans through December 11, 2012 from PPEG to the Company were made pursuant to the PPEG Loan Agreement. In the fiscal year ended December 31, 2011, PPEG loaned the Company $548,407.

In return for the loans, PPEG was due to receive the full amount of its loans or investment upon receipt of revenues by Z3E. As no revenues had been received by Z3E since the loans were provided, no repayments or interest payments were made.

On March 7, 2012, the Company signed a loan agreement with Action Media Group, LLC (a former shareholder) for $250,000. The terms of the loan included: 3% annual interest and payment of principal and interest to begin at a mutually agreed upon date in the future. Maturity of the loan was perpetual or upon mutual agreement of both parties or if conditions were breached or in default.

On December 11, 2012, the Company entered into a Debt Settlement Agreement (the “Settlement Agreement”) with PPEG, Action Media Group, LLC (“AMG”)(PPEG and AMG together, the “Debt Holders”), and Spirit Bear Limited. Prior to execution of the Agreement the Debt Holders were owed an aggregate of $1,161,894 in principal and accrued interest (the “Debt”) by the Company. The Debt Holders also owned an aggregate of 4,676,000 shares (the “Total Shares”) of the Company’s common stock.

Pursuant to the Settlement Agreement the Debt Holders agreed (i) to forgive the Debt and (ii) to transfer the Total Shares to the Company’s transfer agent to be held in escrow and to be cancelled as provided for in the Settlement Agreement. Accordingly, the Debt holders have returned the notes evidencing the Debt, which notes were received by the Company on December 17, 2012; and have delivered the Total Shares to the escrow agent by book-entry transfer on December 20, 2012. As provided for in the Agreement, Debt Holders have released the Company of (i) any future liability or claim related to the Debt, (ii) any future liability or claim related to shares of any class of equity in the Company, and (iii) any obligation or liability of the Company.

The Total Shares will be held in escrow until the Company files a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) in connection with the December 14, 2012, purchase by Spirit Bear Limited of unregistered securities of the Company (the “Registration Statement”). Upon the filing of the Registration Statement with the SEC, 3,676,000 shares of the Total Shares will be cancelled and 1,000,000 shares of the Total Shares (the “Consideration Shares”) will continue to be held in escrow. The Company, or a nominee of the Company, will then purchase the Consideration Shares at the price of Forty Cents ($.40) per share. The Consideration Shares will be purchased at the rate of $10,000.00 per month until the purchase of all of the Consideration Shares shall have been completed. The first purchase will commence within ninety (90) days after HPEV shall have achieved $1,000,000.00 in gross revenues for products or services from business operations. The S-1 was filed January 11, 2013. Therefore, on January 14, 2013, 3,676,000 shares were cancelled and returned to treasury.

In 2010 and part of 2011, Z3E shared office space with PPEG. In consideration for the use of such space, Z3E paid approximately $1,925 in 2011 through February 17, 2012. The sharing of office space officially ended on February 17, 2012.

The Joint Venture Agreement with PPEG was dissolved on December 9, 2011 by mutual agreement.

In October 2011, Judson Bibb, Director, received a gift of 5,000,000 shares from PPEG. This gift was deemed as compensation. The shares were subsequently returned on April 13, 2012 and no financial benefit was accrued.

On April 12, 2011, Judson Bibb, the Secretary and a Director of the Company, provided an interest-free loan to the Company in the amount of $22,500, which remains outstanding. The loan was secured by the placement of a mortgage lien in favor of Mr. Bibb on real property owned by Harvest Hartwell while it was a subsidiary of the Company. On August 10, 2011, Mr. Bibb executed the necessary documents to discharge the mortgage lien in order to facilitate the rescission of the acquisition agreement pursuant to which Z3E acquired Harvest Hartwell. The rescission took place on September 2, 2011. The Secretary/Director and the Company have yet to make new arrangements for repayment of the loan.

On February 20, 2013, the board of directors at that time, consisting of officers Tim Hassett, Quentin Ponder and Judson Bibb, voted to establish compensation levels for the officers of the Company. Starting to accrue on January 15, 2013, compensations of (i) $12,500 per month for Timothy Hassett, the Chairman and Chief Executive Officer, (ii) $10,000 per month for Quentin Ponder, the Chief Financial Officer and Treasurer, (iii) $14,500 per month for Theodore Banzhaf, the President, (iv) $14,500 per month for a still undesignated Chief Technical Officer and (v) $8,000 per month for Judson Bibb, the Vice-President and Secretary. The salaries will not be paid until and unless the Company raises $1 million.

The board at that time, consisting of officers Tim Hassett, Quentin Ponder and Judson Bibb, also resolved that when and if the Company achieves certain milestones, the compensation to the officers shall be increased. The milestones are as follows: (1) generating $1 million in additional funding, (2) generating $100,000 in revenue or an additional $1 million in funding, (3) achieving profitability (which is defined as being cash flow positive for three consecutive months) and (4) maintaining profitability for four consecutive quarters. With the achievement of the first milestone, the compensation for the President and the Chief Technical Officer will increase to $17,500 per month. With the achievement of the second milestone, the compensation for the Chief Executive Officer shall increase to $17,500 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $12,000 per month, the compensation for the President and the Chief Technical Officer shall increase to $20,000 per month, and the compensation for the Vice President and Secretary shall increase to $10,000 per month. With the achievement of the third milestone, the compensation for the Chief Executive Officer shall increase to $25,000 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $18,000 per month, the compensation for the President shall increase to $24,000 per month, the compensation for the Chief Technical Officer shall increase to $25,000 per month, and the compensation for the Vice President and Secretary shall increase to $12,000 per month.

With the achievement of the fourth milestone, the compensation for the Chief Executive Officer shall increase to $30,000 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $24,000 per month, the compensation for the President shall increase to $29,000 per month, the compensation for the Chief Technical Officer shall increase to $30,000 per month, and the compensation for the Vice President and Secretary shall increase to $15,000 per month.

In addition, the board at that time, consisting of officers Tim Hassett, Quentin Ponder and Judson Bibb, authorized the Chief Executive Officer to make quarterly bonuses of $50,000 and/or 50,000 shares of, or options for common stock available for each officer plus, special payments from 5% of the Company’s net income to be given for individual contributions, such as the awarding of patents or the signing of major customer contracts.

As of July 24, 2013, the Company had raised $1 million. Therefore, as per the board resolution passed on February 20, 2013, Tim Hassett will accrue $12,500 a month, Ted Banzhaf will accrue $14,500 a month, Quentin Ponder will accrue $10,000 a month and Judson Bibb will accrue $8,000 a month. As noted above, the accruals began on January 15, 2013. As described below, Spirit Bear contests the validity of the Company issuing common stock in connection with this capital raise and the compensation taken or accrued by the Company's management. Such disputes are currently pending in the Lawsuit described below. Therefore, neither the capital raise and stock issuance nor the accrued compensation are accepted by the three directors of the Company appointed by Spirit Bear.

Spirit Bear Limited Transaction

The Company entered into a Securities Purchase Agreement on December 14, 2012 (the “Closing Date”), pursuant to which it sold to Spirit Bear Limited (i) 200 shares of the Company’s Series A Convertible Preferred Stock, $.001 per share (the “Preferred Stock”) and (ii) warrants to purchase (i) 2,000,000 shares of the Company’s common stock at an exercise price of $0.35 per share (subject to adjustment as provided in the warrant); (ii) 2,000,000 shares of the Company’s common stock at an exercise price of $.50 per share (subject to adjustment as provided in the warrant); (iii) 2,000,000 shares of the Company’s common stock at an exercise of $.75 per share (subject to adjustment as provided in the warrant). The purchase price for sale of the preferred stock and warrants was $500,000, of which $313,777.62 was paid in cash and $186,222.38 was paid by cancellation of $186,222.38 in outstanding indebtedness held by Spirit Bear.

The Company and Spirit Bear also entered into a Registration Rights Agreement, dated December 14, 2012 (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company shall file a registration statement to register the shares issuable upon conversion of the Preferred Stock and the Debenture (described below) and the shares issuable upon the exercise of the Warrants. If the Registration Statement is not filed within thirty days of the Closing Date, then the number of Warrant Shares shall be increased by 500,000 to 6,500,000. If the SEC has not declared the Registration Statement effective within 120 days of the Closing Date, then the Company shall pay to each holder of Preferred Shares an amount in cash per Preferred Share held equal to the product of (i) $5,000 multiplied by (ii) the product of (A) .02 multiplied by (B) the number of months after the Effectiveness Deadline that the Registration Statement is not declared effective by the SEC.

Each share of the Preferred Stock was initially convertible into 20,000 shares of the Company’s common stock and under certain circumstances the Preferred Stock was convertible into Senior Convertible Notes. The Conversion Price of the Preferred Stock is equal to the $2,500.

In connection with the sale of the Preferred Stock, on December 17, 2012, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designations of the Rights, Preferences, Privileges and Restrictions, which have not been set forth in the Certificate of Incorporation of the Series A Convertible Preferred Stock (the “Certificate of Designations”).

The holders of each share of Preferred Stock then outstanding shall be entitled to be paid, out of the Available Funds and Assets (as defined in the "Certificate of Designations”), and prior and in preference to any payment or distribution (or any setting apart of any payment or distribution) of any Available Funds and Assets (as defined in the "Certificate of Designations”) on any shares of Common Stock, an amount per share equal to the Liquidation Price ($2,500 per share of the Preferred Stock) of the Series A Convertible Preferred Stock.

In the event a Registration Statement has not been declared effective by the United States Securities Exchange Commission within 180 calendar days from and after the Closing Date, the holders of at least two-thirds (2/3) of the then outstanding shares of Series A Convertible Preferred Stock may deliver a written notice to the Company electing the conversion of all Series A Convertible Preferred Stock to Debentures. Upon receipt of such notice, the outstanding shares of Series A Convertible Preferred Stock shall be converted to Debentures and as a result the Company would issue Debentures having a principal amount of up to $1,000,000.

The warrants held by Spirit Bear may be exercised on a cashless basis in which the holder may be entitled to obtain a certificate of shares of the Company’s common stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the average of the daily VWAPs for the three (3) Trading Days immediately preceding the date of such election;
(B) = the Exercise Price of this Warrant, as adjusted; and
(X) = the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

Pursuant to the Securities Purchase Agreement, as amended on April 12, 2013, the Company shall have the option to require Purchaser to purchase up to an additional Two Hundred (200) Preferred Shares and associated Warrants at a Subsequent Closing in the event that written certification (“Certification Notice”) shall have been received by the Company from a federally licensed testing facility reasonably acceptable to Purchaser, evidencing that three motors or alternators or two motors and one AMP system incorporating the Company’s technology have been comprehensively tested in accordance with applicable NEMA, ANSI and IEEE standards and that the results of these tests meet or exceed the minimum requirements for certification under those standards; that those same motors, alternators and/or system incorporating the Company’s technology have passed tests with respect to (i) IEEE 112 in Methods E, E1, F or F1 with a maximum horsepower of 4,000 for F or F1, (ii) sound pressure testing to IEEE 85 and NEMA MG1 20 standards, (iii) bearing temperature testing, (iv) speed versus torque/current testing, (v) polarization index testing per IEEE 45 standards, and (vi) IEEE 112 Method B for full efficiency; and that testing evidences an improvement in power density of at least 12%) compared to the same motor or alternator not incorporating the technology. In the event the Company shall not have received the Certification Notice by December 14, 2013, Spirit Bear shall have a 12 month option, commencing on December 14, 2013, exercisable at its sole discretion by delivery of written notice to the Company, to purchase the additional Two Hundred (200) Preferred Shares and associated Warrants in a closing to be held within seven (7) days of such notice. On December 13, 2013 Spirit Bear and its counsel were advised that since the results of the testing of the Company's technology met or exceeded the minimum requirements as provided, Spirit Bear no longer has such option.

In connection with the sale of the Preferred Stock and Warrants, the Company and the Purchaser entered into a Patent and Securities Agreement. Pursuant to the Patent and Security Agreement, the Company may, under certain circumstances, grant to the Purchaser a security interest in certain patents set forth in the Patent and Security Agreement.

On February 6, 2013, the Company received a letter from Spirit Bear which stated that the Company was in default of the Stock Purchase Agreement. According to Spirit Bear, the Company had not acted promptly to make 50% of the board of directors Spirit Bear designees. In addition, Spirit Bear stated that the Company had not amended its Bylaws with respect to Special Meetings and Meeting Adjournments nor had it provided a certified copy of its Articles of Incorporation within 10 days of the closing of the Stock Purchase Agreement. Pursuant to the Securities Purchase Agreement with Spirit Bear, the bylaws relating to Special Meetings and Meeting Adjournments were amended verbatim with what was required in the agreement effective February 20, 2013. Jay Palmer and Carrie Dwyer were appointed to the board of directors on the same date and Donica Holt was appointed to the board of directors on March 7, 2013.

On February 20, 2013, the Board of Directors at that time, consisting of officers Tim Hassett, Quentin Ponder and Judson Bibb, voted to decrease the milestone prices of the five options to purchase one million shares that would be granted to the President, Mr. Banzhaf, assuming the respective milestone prices are achieved. The milestone stock prices were reduced to $2.00, $3.00, $4.00, $4.50 and $5.00 for 20 consecutive trading days each. These milestone stock prices have been changed from $2.00, $3.00, $5.00, $7.50 and $10.00. Once the stock has traded at or above these prices for 20 consecutive trading days, Mr. Banzhaf has the right to exercise an option to purchase 1,000,000 shares of common stock at the closing price on the first day after the stock has traded for 20 consecutive days at or above each milestone stock price. These options expire one year after Mr. Banzhaf has been terminated without cause.

The board also granted Judson Bibb an option to purchase 2,000,000 shares of the Company’s common stock, at a purchase price of par value or $0.001 per share. The options expire one year after Mr. Bibb has been terminated without cause. The options can be exercised on a cashless basis.

The Company received another letter from counsel to Spirit Bear on March 7, 2013 indicating that the Company was still in default of its obligations under the SPA, that the Company knowingly prevented the Spirit Bear directors from considering certain self-dealing salary increases, and that the option grant to Judson Bibb discussed above triggered the anti-dilution provision provided for in the Purchase Agreement.

On March 21, 2013, the Company and Judson Bibb signed an agreement rescinding the options granted.

On March 24, 2013, the Company and Ted Banzhaf signed an agreement rescinding the decrease in the milestone price of the five options to purchase one million shares as well as the cashless exercise thereof awarded to the President.

On April 12, 2013, the Company and Spirit Bear Limited reached agreement regarding the settlement of allegations that the Company did not perform certain obligations pursuant to the Securities Purchase Agreement dated December 14, 2012 with Spirit Bear, and with respect to certain actions taken by the Company with respect to providing compensation to its management. Spirit Bear agreed to discharge the Company from all such claims Spirit Bear may have had as well as to forgo all actions of any kind related to those claims which existed on or prior to April 12, 2013. Both parties also agreed that the signing of the agreement did not constitute an admission of wrongdoing or liability.

To satisfy the allegations, the Company and Spirit Bear agreed to amend the Certificate of Designation to provide that each share of Series A Convertible Preferred Stock can be converted into 50,000 shares of common stock and have the voting rights equal to 50,000 shares.

The Company and Spirit Bear also agreed to change the terms of the option provided to Spirit Bear in the Securities Purchase Agreement as provided above.

Since the Company had never had a stockholders'  meeting since its inception, management of the Company desired to have such a meeting several months ago. The initial draft of a proxy for an annual meeting was first circulated to the Board of Directors of the Company in June and input was received from counsel retained by the three directors (the "SBL Directors") nominated by Spirit Bear (namely, Jay Palmer, Carrie Dwyer and Donica Holt); the draft was circulated back and forth for over a month. Simultaneous with the preparation of said proxy, the Company and the SBL Directors were negotiating, among others, terms of future capital raises and board committees. Once counsel to the SBL Directors made it clear that they would not move further with these negotiations until and unless certain material changes were made with respect to the management of the Company, there were no further discussions regarding a settlement. Notwithstanding the litigation between the parties described below, in a further attempt to provide the stockholders of the Company an opportunity to be heard, on September 30th a draft of a special meeting of the stockholders was sent to counsel to Spirit Bear. One of the proposals of this meeting to be called by the Chairman of the Company was a proposal that was included in the previous drafts - to amend the Bylaws to provide that the Company’s Board of Directors shall have the power to remove a director from office. Counsel to the SBL Directors objected to the inclusion of such a proposal. Said counsel also objected to the narrative describing the relationship with SBL, and after several drafts the language which was ultimately agreed upon between management and the SBL Directors is contained in the proxy filed by the Company on November 1st (the "Initial Proxy").

However, after the filing of the definitive Initial Proxy on November 15th, management of the Company determined that the stockholders holding a majority of the issued and outstanding shares should have the ability to elect the directors of the Company. In order for that to occur, the three management directors determined to add proposal number 1 (regarding amending the bylaws) to this proxy. Accordingly, all the disclosure contained in the Initial Proxy (which in its entirety had been approved by the SBL Directors and its counsel) is identical to that contained in this Proxy, other than the disclosure with respect to proposals one and two as well as certain other disclosure which the Company revised from the Initial Proxy.

The entire Board, including the SBL Directors, received a draft of the Proxy on December 5th, with a note that the Proxy was going to be filed that day. Neither the Company nor its counsel heard from any of the SBL Directors, their corporate counsel or their Nevada litigation firm prior to the filing of the preliminary Proxy. Moreover, during the ten-day review period neither the Company nor its counsel heard from any of the SBL Directors or their counsel regarding this Proxy.

On August 16, 2013, the Company received a Demand for Documents and Demand to Cease and Desist from Nevada counsel representing Spirit Bear and Jay Palmer, one of the three directors of the Company who was appointed by Spirit Bear. Such notice requires the Company to provide Mr. Palmer all books and records regarding all equity or debt issued by the Company since January 1, 2013 and an accounting of all compensation disbursed to Company executive officers since such date. Spirit Bear contends that management of the Company issued equity or debt without authority, and established compensation levels for the Company’s officers and paid salaries to its officers in violation of its agreements with Spirit Bear and the Company’s public filings.

On August 27, 2013 the Company filed a complaint in the United States District Court against Spirit Bear, Jay Palmer, Carrie Dwyer and Donica Holt (Case 2:13-cv-01548) (the “Lawsuit”) seeking judicial declaration that the Board resolutions from February 2013 authorizing the compensation of management and the issuance of debt and equity is valid and the defendants are bound by the Settlement Agreement. The defendants have indicated that they will seek indemnification from the Company as a result of the Company initiating this Lawsuit. The Company amended its complaint and dismissed Mr. Palmer and Mrs. Dwyer and Holt from the Lawsuit and sought an emergency summary judgment motion requesting declaratory relief that the February resolutions are valid. Defendant Spirit Bear objected to the Company's designation of its motion as a purported emergency because it improperly denies Spirit Bear the opportunity to respond to the Company's amended complaint, conduct discovery and investigate the Company's claims. On October 28, 2013, Spirit Bear responded to the Company's amended complaint and asserted derivative third-party claims in the Lawsuit on behalf of HPEV against Tim Hassett, Ted Banzhaf, Quentin Ponder, Judson Bibb and Mark Hodowanec.

On September 16, 2013, Jay Palmer brought an emergency petition for a writ ordering the Company to allow him to inspect the books and records of the Company. On October 1, 2013 the court granted Mr. Palmer the right to inspect the books and records regarding (a) all equity or debt issued by Company management since January 1, 2013 and (b) all compensation disbursed to the Company's executive officers since January 1, 2013, with an accounting of disbursements. To date, the Company has not received any notification from Mr. Palmer or his counsel regarding when he desires to inspect the books and records with respect to said two matters.

On October 5, 2013, the Company issued Spirit Bear a warrant to purchase up to 500,000 shares of common stock at an exercise price of $0.035 per share as a result of not maintaining an effective registration statement for its securities.

Except as outlined above, none of the following parties has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this proxy:

Any of our directors or officers,
Any person proposed as a nominee for election as a director,
Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock,
Any of our promoters, and
Any relative or spouse of any of the foregoing persons who has the same house as such person.

PROPOSAL 1 — BYLAWS AMENDMENT

Our Bylaws currently provide that at the annual meeting of shareholders, the directors shall be elected by a plurality vote. In such instance, the six nominees for director who receive the most votes will be elected. The Company is proposing that the Bylaws be amended to delete plurality voting of the directors and instead provide that at the annual meeting of shareholders the directors be elected by a majority of the outstanding shares entitled to vote.

The Bylaws can be amended either by approval of a majority of the outstanding shares entitled to vote or by the approval of the Board. The Company is requesting that the shareholders approve the proposed amendment.

The three directors who constitute the officers of the Company, Timothy Hassett, Chairman and Chief Executive Officer, Quentin Ponder, Chief Financial Officer and Vice Chairman, and Judson Bibb, Vice President, believe it is better corporate governance to provide that the directors be elected by a majority of the outstanding shares. Since Spirit Bear has the right to nominate half the members of the Board, Messrs. Hassett, Ponder and Bibb believe it is proper corporate governance and within the rights of the shareholders to determine if they desire that the Spirit Bear nominees be re-elected. Accordingly, these three directors are proposing that the directors be elected by a majority of the outstanding shares. Management also believes that providing shareholders with the right to vote the directors by majority vote will contribute to the long-term operational success and delivery of strong shareholder returns. Furthermore, if the Bylaws are not amended, each of the six nominees for director will be elected. As described above in “Certain Relationships and Related Transactions – Spirit Bear Limited Transaction” the Company initiated legal proceedings against Spirit Bear Limited and its nominees to the Board (Jay Palmer, Carrie Dwyer and Donica Holt). The Company has not had a board meeting in several months and no board resolutions can be authorized as a result of the equal Board representation to which Spirit Bear is entitled. During the previous year the Board increased its number of members to six and nominated the three nominees of Spirit Bear to the Board. Since Spirit Bear has the right to nominate half the members of the Board, the three management directors believe it is proper corporate governance and within the rights of the shareholders to determine if they desire that the Spirit Bear nominees be re-elected. Accordingly, the Chairman of the Board and the other two management directors are proposing that the directors be elected by a majority of the outstanding shares.

Pursuant to Article II, Section 2 of the Bylaws and Nevada General Corporation Law, the annual meeting of the shareholders shall be held on such day and at such time as may be fixed by the Board. Since the entire Board, including the three directors nominated by Spirit Bear, agreed to the Record Date as well as the filing of the proxy which was filed with the Commission on November 15th, the entire Board agreed that the Annual Meeting should be held. However, the litigation commenced by Mr. Palmer resulted in, among others, the directors no longer communicating among themselves and therefore this Proposal is being made by the three management directors and not the entire Board. Since the entire Board had already approved the Record Date and the Annual Meeting, the three management directors determined that it was economical and efficient to include this proposal at the Annual Meeting. You should note that neither the Bylaws nor Nevada law grants the three management directors such authorization; according to the Bylaws only the Board or a majority of the outstanding shares can alter, amend or repeal the bylaws. Accordingly, it is possible that the three directors nominated by Spirit Bear and/or Spirit Bear will commence litigation requesting a court to strike this proposal as an agenda item at the Meeting. If this occurs and they are successful in such litigation, the shareholders will not have the ability to vote on this proposal.

Notwithstanding the lack of authorization of the three management directors to include this proposal at the Meeting, pursuant to Article II, Section 3 of the Bylaws each of the Chairman of the Board, the president and shareholders holding not less than 10% of the votes has the authorization to call for a special meeting of the shareholders. Given the right of Mr. Hassett, the Chairman of the Board, to call for such a meeting, the three management directors felt that it would be highly inefficient and uneconomical for the Company to have an annual meeting of shareholders and then a special meeting immediately thereafter. The management directors hope that any director not elected by the majority of the shareholders will respect the shareholders' vote and resign.

Notwithstanding that the Company sent this Proxy (prior to its revisions) to the entire Board prior to its filing with the Commission, the Company did not receive any feedback or any correspondence whatsoever from any of the SBL Directors regarding this Proposal #1.

If a majority of the votes eligible to vote at the Meeting do not approve the proposal to amend the Bylaws, then the nominees for director will be elected by plurality and each of the six nominees for director who receives the most votes will be elected. If a majority of the votes eligible to vote at the Meeting approve the amendment, then each nominee for election as a director must receive the affirmative vote of a majority of the votes at the Meeting in order to be re-elected to the Board.

TIMOTHY HASSETT, QUENTIN PONDER AND JUDSON BIBB RECOMMEND A VOTE SUPPORTING THE AMENDMENT TO THE BYLAWS TO PROVIDE THAT DIRECTORS BE ELECTED BY MAJORITY OF THE OUSTANDING VOTES. NEITHER JAY PALMER, CARRIE DWYER NOR DONICA HOLT, THE THREE DIRECTORS NOMINATED BY SPIRIT BEAR, HAVE INDICATED HOW THEY WOULD VOTE WITH RESPECT TO THIS PROPOSED AMENDMENT

PROPOSAL 2 — ELECTION OF DIRECTORS

If Proposal 1 is approved, then each nominee for election as a director must receive the affirmative vote of a majority of the votes of the Company’s Common Stock, present in person or by proxy at the meeting and entitled to vote on the proposal. Abstentions may not be specified as to the election of directors, but you may withhold your vote as to any nominee. Votes that are withheld from a director’s election will be counted toward a quorum, but will not affect the outcome of the vote on the election of a director. Broker non-votes will not be taken into account in determining the outcome of the election. If Proposal 1 is not approved, then each of the nominees to the Board must receive a plurality of the votes cast in order to be re-elected to the Board.

Jay Palmer, Carrie Dwyer and Donica Holt were appointed to the Board under the terms of the Securities Purchase Agreement between Spirit Bear and the Company entered into on December 14, 2012, which, among others, entitles Spirit Bear to designate 50% of the members of the Board for a period of three years. Other than the agreement with Spirit Bear, there is no other arrangement or understanding between any of our directors and any other person pursuant to which any director was or is to be selected as a director.

Other than Spirit Bear, we are not aware of any material proceedings to which any of our directors or executive officers or any associate of any such persons is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries. None of our officers or directors has been affiliated with any company that has filed for bankruptcy within the last ten years.

The following table sets forth the names, ages and positions of our current Board members who are our Board nominees:

Name	Age	Position(s)

Timothy Hassett	51	Chief Executive Officer and Chairman
Quentin Ponder	83	Vice Chairman Chief Financial Officer, Treasurer and Vice Chairman
Judson Bibb	56	Vice-President, Secretary and Director
Jay Palmer	56	Director
Carrie Dwyer	43	Director
Donica Holt	48	Director

Our directors are elected for a term of one year. If a director is not elected by the stockholders, neither the Bylaws of the Company nor Nevada law provides a clear solution as to what should occur. Each executive officer serves at the pleasure of the Board.

The Company has no nominating, audit or compensation committees at this time.

Consequences of the Failure to Appoint All Six Nominees

If the amendment to the Bylaws is approved, it is possible that the stockholders holding a majority of the outstanding shares will not elect all of the nominees to the Board. For example, if the stockholders elect only Messrs. Hassett, Ponder and Bibb to the Board and the nominees of Spirit Bear do not tender their resignation to the Company after the Meeting, the Company will send such nominees a letter requesting their respective resignations. However, since the Bylaws of the Company do not require a director to resign if not approved by the stockholders, it is unclear what would happen if the directors do not resign. Furthermore, since Spirit Bear has the right to nominate half of the members to the Board, it is possible that in such situation Spirit Bear will exercise its right to nominate half of the nominees to the Board. Accordingly, the Company might initiate legal proceedings for a declaratory judgment requiring a Nevada court to require the nominees not elected to the Board to resign. Alternatively, the Board can either appoint the nominees of Spirit Bear to the Board or determine another course of action. The Chairman or other persons having the right to call a special meeting could hold a special meeting to, among other proposals, request that the shareholders vote on a proposal to amend the Bylaws to require a director who is not elected by the shareholders to immediately resign. The uncertainty caused by this situation could result in further damage to the Company, both in terms of cost and money litigating the matter as well as hampering future capital raises. Third parties may not be willing to invest or do business with the Company if it is unclear who are the directors of the Company.

BACKGROUND INFORMATION

The following summarizes the occupational and business experience for our officers and directors.

Tim Hassett has been our Chairman since its inception and Chief Executive Officer since April 5, 2012. He began his career as a marketing and business manager, for Rockwell Automation’s Motor Special Products division from1990 to 1995 where he launched new product platforms as well as developed and implemented global distribution initiatives and channels. From January1996 to March 2000, he worked at General Electric initially as a General Manager of Distribution Services in the Industrial Systems Division. His success led to an assignment to turnaround the Electric Motors Unit in the Industrial Systems Division. He restructured the unit, consolidated product lines and grew the business significantly. From March 2000 to August 2003, he served as President of Hawk Motors and Rotors, a division of Hawk Corporation, where he restructured the company, eliminated losses and significantly increased market share. From August 2003 to October 2005, he served as Vice President and General Manager of Wavecrest Laboratories, a propulsion systems and controls start-up. At Wavecrest, Mr. Hassett led the development and launch of four new product platforms. From June 2006 to October 2010, he served as President and Managing Director of LEMO USA, a Swiss-based connector company, where he restructured the company, kept operating costs in check, improved operating margins and significantly increased the size of the business. From Dec. 2010 to October 2011, he served as President of Cavometrix, a connector company serving the medical, energy and alternative energy industries. Mr. Hassett earned a BS in Mechanical Engineering at Cleveland State and another BS in Physics at Youngstown State. He was one of the co-founders of HPEV, Inc and was awarded several patents or patents-pending which the Company will rely on to implement its business model. Plus, he has extensive experience and professional contacts in the electric motor industry. Electric motors will be a significant component of the HPEV hybrid conversion system and the Company’s thermal technology applications.

Quentin Ponder has served as an officer of the Company since October 20, 2011 when Mr. Ponder became President, Secretary and Treasurer. He relinquished his position as Secretary on November 11, 2011 and his position as President on April 5, 2012. On the same day in April 2012, he was appointed Chief Financial Officer and Vice Chairman. Mr. Ponder is a seasoned executive with over 40 years of management experience. From January 1958 to October 1962, he served as a general partner in a manufacturing start-up which was successfully sold. From November 1962 to July 1967, he served as Senior Manufacturing Engineer at General Electric where he worked in the development of a flow manufacturing system. From July 1980 to June 1985, he worked for Franklin Electric as President where he restructured the company which became a global leader in submersible motors for water wells. From July 1985 to March 1990, he worked for Baldor Electric as President where he restructured the company which became one of the largest electric motor companies in the United States. From April 1990 to May 1997, Mr. Ponder worked for Lincoln Electric as a consultant to assist with the successful sale of the business. From May 1990 to the present, Mr. Ponder has worked as an independent management consultant. Mr. Ponder serves as one of two directors for Reliable Electric Motor Company, Inc.(an electric motor importer) where he has a 33.3% ownership. He is also the sole director for Summit Management Consulting, Inc and Capital Alternatives, Inc (an oil field transportation company), both of which are 100% owned by him. Mr. Ponder also serves as Chief Financial Officer, Vice Chairman and Treasurer of HPEV. As such, he is responsible for the administration, finances and all documents prepared for and generated by HPEV, Inc. Mr. Ponder earned a Ph.D. from Columbia University in general management, accounting, and economics. Mr. Ponder’s extensive experience in the electric motor industry which includes three stints as president of multi-million dollar companies are a valuable addition to the Company. Electric motors will be a significant component of the HPEV hybrid conversion system and the Company’s thermal technology applications.

Theodore Banzhaf was appointed president of the Company on April 5, 2012. He has more than twenty years’ experience working with growing public and private companies in all facets of finance, growth strategies and management. Most recently, from April 2009, Mr. Banzhaf served as President of Applied BioFuels Corporation, a privately held developer of biofuel production facilities. Mr. Banzhaf served as President and CEO of SpatiaLight Technologies, Inc., a wholly owned subsidiary of SpatiaLight Inc. (NASDAQ: HDTV) from 2003-2007. Prior to his work at SpatiaLight, Mr. Banzhaf worked in capital markets primarily in institutional equities for a number of firms including Raymond James & Associates and C.E. Unterberg Towbin. Mr. Banzhaf also ran a philanthropic organization to raise money for breast cancer charities from 2007-2009. Mr. Banzhaf received his MBA from Southern Methodist University in 1991 and his Bachelor of Arts from Miami University in 1988.

Judson W. Bibb has been a director of the Company since April 15, 2011. He was appointed Secretary on November 11, 2011 and Vice President on April 5, 2012. Since 1983, Mr. Bibb has been a self-employed freelance multi-media producer. His services include: producer, writer, director, cinematographer, videographer, still photographer, audio and video editor, voiceover talent, marketer, ad designer and Internet search engine optimizer. He graduated Cum Laude from the University of South Florida in 1980 with a B.A. Degree in Mass Communications-Film. Mr. Bibb was selected to serve as a director of the Company because of the continuity he provides with HPEV’s previous incarnations and his broad-ranging background that transcends a number of disciplines and, consequently, enables him to draw from a wide variety of resources. His background includes experience in marketing and public relations for a clientele that encompassed Fortune 500 corporations, national and international networks as well as a very diverse range of companies throughout North America, Latin America and the Caribbean. His relevant business experience in automotive, trucking, electronics, retail, direct response and the Internet enhance the company’s efforts as it moves in a new direction. Over the past five years, he has worked as a writer and director for Image Alliance Inc., writing and producing segments for KPMG, T. Rowe Price, Agstar Financial Services, Briggs & Stratton, Catapillar, Georgia-Pacific, Lowes, Celebrity Cruises, Alaska Air, Pepsico, Hewlett-Packard, Bayer, Caremark, Wellpoint and T-Mobile among others.

Jay A. Palmer was appointed a director on February 20, 2013 pursuant to the Securities Purchase Agreement, dated as of December 14, 2012, by and between HPEV, Inc. and Spirit Bear Limited. He is a 1979 summa cum laude graduate of the University of Pennsylvania. In 1984, Mr. Palmer founded Cardiff Consultants, Limited, a residential construction company specializing in renovation of fine private residences in Manhattan and he continues to serve as the President of that company. In 1999, Cardiff Consultants began development of software products geared toward the CAD (computer-assisted design) market for architects, builders and designers. In 2003, Cardiff Consultants sold one of its CAD software businesses to a major software developer and thereafter began to develop software for other markets, focusing on add-ons, which Cardiff Consultants still produces, for Microsoft’s Outlook email software. Mr. Palmer, who resides in New York City, is the President of Spirit Bear Limited, a company founded in November of 2009 for the purpose of investment in energy and technology ventures.

Carrie Dwyer was appointed a director on February 20, 2013 pursuant to the Securities Purchase Agreement, dated as of December 14, 2012, by and between HPEV, Inc. and Spirit Bear Limited. She is a Certified Public Accountant and a 1994 graduate of William Jewell College. Ms. Dwyer has more than 20 years of experience in the areas of accounting, management and human resources. In the past, Ms. Dwyer served as Business Operations Manager with Comcast Cable (2008-2009), Chief Financial Officer/Human Resources with Virtual Nvision LLC, Finance Director/Human Resources with Foss Training & Consulting, Inc., Finance Manager with Caremark, Incorporated, Manager of Corporate Accounting with Yellow Corporation and Controller with Aircraft Conversions, L.L.C./Alg Inc. Ms. Dwyer, who resides in Blue Springs, Missouri, has been a consultant with Perfect Biz Solutions, LLC since 1989.

Donica Holt was appointed a director on March 7, 2013 pursuant to the Securities Purchase Agreement, dated as of December 14, 2012, by and between HPEV, Inc. and Spirit Bear. She is a manager with over 15 years of experience in business planning, team building, client relationships and customer service. Ms. Holt has previously served as a Customer Service Manager at Allied National, a Call Center Manager at Caremark, Inc., a Branch Manager at Gallagher Benefits, an Operations Manager at MHM Business Services and a Manager at Fortis Benefits. Ms. Holt resides in Lees Summit, Missouri and has been employed as a Benefit Manager at American Sterling Insurance Services since 2004.

Family relationships

There are no family relationships among any of our officers or directors.

Involvement in certain legal proceedings

None of our directors or officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to federal or state securities laws (except where not subsequently dismissed without sanction or settlement), or from engaging in any type of business practice, or a finding of any violation of federal or state securities laws. No petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our directors, officers or control persons, or any partnership in which any of our directors, officers or control persons was a general partner at or within two years before the time of such filing, or any corporation or business association of which any of our directors, officers or control persons was an executive officer at or within two years before the time of such filing.

Audit Committee and Financial Expert; Committees

The Company does not have an audit committee. We are not a "listed company" under SEC rules and are therefore not required to have an audit committee comprised of independent directors. The Spirit Bear directors believe that Carrie Dwyer and Donica Holt are independent directors under the Nasdaq listing standards.

The Spirit Bear directors believe that Carrie Dwyer, as a licensed Certified Public Accountant, qualifies as a "financial expert" within the meaning of the rules and regulations of the SEC.

The Company has no nominating or compensation committees at this time. The entire Board participates in the nomination and audit oversight processes and considers executive and director compensation. Given the size of the Company and its stage of development, the management directors do not consider it beneficial to have such committees but prefer to have the entire Board involved in such decision making processes. It should be noted that the Spirit Bear directors strongly recommended that the Company have three separate committees: an audit committee, a compensation committee and a disclosure committee.

Tim Hassett founded HPEV in 2011 and has led the growth of the Company as its Chief Executive Officer since April 5, 2012. He was integral in the creation and development of its proprietary technologies, has over 20 years of experience in the electric motor industry and has previously served on the boards of numerous public companies.

Quentin Ponder served as President of the Company from October 20, 2011 to April 5, 2012. Mr. Ponder is a seasoned executive with over 40 years of management experience, over 30 years of which was spent in the electric motor industry. During that time, he served as president of three public companies.

Judson W. Bibb has been a director of the Company since July 2002. Mr. Bibb provides continuity with HPEV’s previous incarnations and his broad-ranging background that transcends a number of disciplines that has proved useful in the company’s development and operations.

As described above, Spirit Bear has the right to designate half of the members of the Board, which shall consist of an even number of directors. If Spirit Bear does not respond to a written request to designate one or more nominees to the Board within 10 days, this right shall no longer have any effect until the number of directors of the Board shall change thereafter (whether by resignation, appointment, removal or otherwise). This right survives until the earlier of December 14, 2015 and the date that Spirit Bear ceases to be an affiliate of HPEV.

Accordingly, Jay Palmer, Carrie Dwyer and Donica Holt have each been selected by Spirit Bear to serve as directors of the Company.

Jay Palmer has been a director since February 2013. As the President of two companies and with 30 years of experience in negotiating and drafting legal agreements, in negotiating purchase and sale agreements, and in issues of corporate governance, Jay Palmer has significant legal and corporate governance expertise.

Carrie Dwyer has been a director since February 2013. As a Certified Public Accountant with more than 20 years of experience in the areas of accounting, management and human resources, Ms. Dwyer has significant financial, operating and accounting expertise.

Donica Holt has been a director since March 2013. As a manager with over 15 years of experience in business planning, team building, client relationships and customer service, Ms. Holt has significant administrative, management and operating expertise.

Code of Ethics

The Company has adopted a Code of Ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Ethics covering all of our employees, directors and officers, is available on our web site at www.hpevinc.com.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% percent of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2012, all reporting persons complied with all applicable Section 16(a) filing requirements except that Judson Bibb filed two delinquent Forms 4s, one of which reported two transactions; Timothy Hassett filed a delinquent Form 3 reporting four transactions; Quentin Ponder, filed a delinquent Form 3; and Ted Banzhaf filed a delinquent Form 3.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2012, the Board held one meeting and acted by written consent on six occasions. Mr. Bibb was the sole director of the Company until April 6, 2012 when Messrs. Hassett and Ponder became directors. Each of the Company’s incumbent directors attended or participated in 75% or more of the total number of meetings of the Board of Directors held during the period in which each such director served as a director

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board of Directors has not adopted a policy that each director is expected to attend annual meetings of its stockholders. We have never held an annual meeting of stockholders.

Director Independence

The Spirit Bear directors believe that Carrie Dwyer and Donica Holt are independent directors under the Nasdaq listing standards. Timothy Hassett, Judson Bibb and Quentin Ponder is each an officer of the Company. Jay Palmer, Carrie Dwyer and Donica Holt were each appointed to the Board by Spirit Bear pursuant to the right of Spirit Bear provided for in the Purchase Agreement and the Company’s amended Bylaws to nominate half of the members of the Board.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by one individual: Timothy Hassett. The Spirit Bear directors believe that Carrie Dwyer and Donica Holt are independent directors under the Nasdaq listing standards. Our senior management manages the risks facing the Company, including general business risks such as economic and regulatory risks. Management is responsible for day-to-day oversight of the risk management processes.

The CEO has twenty years of experience in senior executive general management positions where risk evaluation is required and continuous. The CFO has forty years of experience in which he was president of three major public electric motors companies that required constant risk evaluation. The President has 20 years of experience both in general management, but also in the securities business that requires constant risk evaluation. The Vice-President has been successfully dealing with public company regulators since 2008 and with other government and industry regulators for the past 30 years.

Each member of our management team evaluates the risks of daily decisions, consults with others who may have more experience in a particular area and acts accordingly.

Risk management is an integral part of board deliberations and decisions. The industry specific experience of some members is balanced by the general business experience of others and the accounting expertise of still others. Consequently, deliberations incorporate different and, sometimes, divergent perspectives that enhance the awareness of particular risks.

 Stockholder Communications with Directors

The Company has no established procedures for stockholders to communicate directly with the Board of Directors. Due to the Company's small size, stockholders can contact the Board of Directors by mail at: HPEV, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637, Attention: Board of Directors. All communications made by this means will be received by the Chairman of the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain information compensation awarded to, earned by or paid to our Chief Executive Officer and other executive officer (each a “named executive officer) whose total compensation exceeded $100,000 for fiscal 2012 and 2011. Although Mr. Hassett is our sole named executed officer, we have also provided such information for our other two management directors.

						Stock		Option		All Other
Name and		Salary		Bonus		Awards		Awards		Compensation		Total
Principal Position	Year	($)		($)		($)		($)		($)		($)

Timothy Hassett (1)	2012	$80,000	(3)	$		$		$		$0		$80,000
CEO and Chairman	2011	$47,500		$		$		$		$		$47,500

Quentin Ponder (2)	2012	$60,000	(4)		$0		$0		$0	$0		$60,000	(3)
Chief Financial Officer, Vice Chairman and Director	2011	$45,000			$0		$0		$0	$0		$45,000

Judson Bibb	2012	$48,000	(5)		$0		$0		$0	$		$48,000
Vice President and Director	2011	$		$		$		$		$2,650,000	(6)	$2,650,000

(1)	Mr. Hassett was appointed Chief Executive Officer and Chairman as of April 5, 2012.
(2)	Mr. Ponder was Chief Executive Officer and President until April 5, 2012 when he was appointed Chief Financial Officer.
(3)	Represents consulting fees paid to Mr. Hassett pursuant to his consulting agreement with the Company.
(4)	Represents consulting fees paid to Summit Management Consulting, Inc. ("Summit") for Quentin Ponder’s services. Summit is solely owned by Mr. Ponder.
(5)	Represents consulting fees paid to Mr. Bibb pursuant to his consulting agreement with the Company.
(6)
Judson Bibb received a gift of 5,000,000 shares on October 21, 2011 from PPEG, a shareholder pursuant to a joint venture agreement with ZE which agreement was terminated on December 9, 2011. The shares were subsequently returned on April 13, 2012 and no financial benefit was accrued. For accounting purposes, the shares are being treated as compensation.

Consulting Agreements

We entered into a consulting agreement with Summit in April 2011 for services provided by Quentin Ponder to the Company for a consulting fee of $5,000 per month which fee was increased to $7,500 per month effective January 1, 2012. During 2012, Mr. Ponder agreed to forgo payment under the consulting agreement due to the financial condition of the Company. On January 9, 2013, Mr. Ponder agreed to waive all accrued compensation under the consulting agreement.

We entered into a consulting agreement with Timothy Hassett in April 2011 pursuant to which he received $5,000 per month which consulting fee was increased to $10,000 per month effective January 1, 2012. During 2012, Mr. Hassett agreed to forgo payment on the agreement due to the financial condition of the Company. On January 9, 2013, Mr. Hassett agreed to waive all accrued compensation under the consulting agreement.

On May 1, 2012, we entered into a consulting agreement with Judson Bibb for a monthly consulting fees of $6,000. Payment of the fee is conditional upon the financial ability of the Company. Mr. Bibb’s monthly consulting fee under this agreement was accrued but unpaid from May 2012 through April 2013 and was paid to Mr. Bibb for the months of May, June, July and August 2013.

Compensation Discussion and Analysis

Mr. Hassett, our sole named execute officer, does not currently have an employment agreement with the Company. Moreover, Mr. Hassett has not been granted any options or other equity-based awards.

Compensation Risk Management

We have not considered the risks associated with our compensation policies and practices for all employees, but management believes we have designed our compensation policies and practices in a manner that does not create incentives that could lead to excessive risk taking that would have a material adverse effect on us.

The Role of Stockholder Say-on-Pay Votes

The Company is providing its stockholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay proposal”). The Board of Directors will consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

Outstanding Equity Awards

There were no outstanding equity awards for our named executive officer outstanding as of December 31, 2012.

Compensation of Directors

None of our directors received compensation for services rendered in their capacity as a director. However, Messrs. Hassett, Ponder and Bibb were compensated for services rendered in their capacities as officers of the Company. No arrangements are presently in place regarding compensation to directors for their services as directors.

In 2011, Judson Bibb received a gift of 5,000,000 shares from PPEG. For accounting purposes, the shares are being classified as compensation. The shares were subsequently returned on April 13, 2012 and no financial benefit was accrued.

On February 20, 2013, the board of directors granted Judson Bibb an option to purchase 2,000,000 shares of Common Stock, at a purchase price of par value or $0.001 per share. The options expire one year after Mr. Bibb has been terminated without cause. The options can be exercised on a cashless basis. On March 21, 2013, the Company and Judson Bibb signed an agreement rescinding the options granted.

Compensation of Officers

On February 20, 2013, the Board at that time, consisting only of officers Tim Hassett, Quentin Ponder and Judson Bibb, approved the following compensation for its officers: (i) $12,500 per month for Timothy Hassett, as Chief Executive Officer, (ii) $10,000 per month for Quentin Ponder, as Chief Financial Officer and Treasurer, (iii) $14,500 per month for Theodore Banzhaf, as President, (iv) $14,500 per month for a still undesignated Chief Technical Officer and (v) $8,000 per month for Judson Bibb, as Vice-President and Secretary. Such compensation accrues commencing January 15, 2013 but will not be paid until and unless the Company raises $1 million.

On February 20, 2013, the Board at that time, consisting only of officers Tim Hassett, Quentin Ponder and Judson Bibb, also approved increased compensation if and when the Company achieves certain milestones as follows: (1) generating $1 million in additional funding, (2) generating $100,000 in revenue or an additional $1 million in funding, (3) achieving profitability (being cash flow positive for three consecutive months) and (4) maintaining profitability for four consecutive quarters. With the achievement of the first milestone, the compensation for the President and the Chief Technical Officer will increase to $17,500 per month. With the achievement of the second milestone, the compensation for the Chief Executive Officer shall increase to $17,500 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $12,000 per month, the compensation for the President and the Chief Technical Officer shall increase to $20,000 per month, and the compensation for the Vice President and Secretary shall increase to $10,000 per month. With the achievement of the third milestone, the compensation for the Chief Executive Officer shall increase to $25,000 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $18,000 per month, the compensation for the President shall increase to $24,000 per month, the compensation for the Chief Technical Officer shall increase to $25,000 per month, and the compensation for the Vice President and Secretary shall increase to $12,000 per month. With the achievement of the fourth milestone, the compensation for the Chief Executive Officer shall increase to $30,000 per month, the compensation for the Chief Financial Officer and Treasurer shall increase to $24,000 per month, the compensation for the President shall increase to $29,000 per month, the compensation for the Chief Technical Officer shall increase to $30,000 per month, and the compensation for the Vice President and Secretary shall increase to $15,000 per month. As discussed herein, the validity of the compensation is at issue in the pending Lawsuit.

In addition, the Board at that time, consisting only of officers Tim Hassett, Quentin Ponder and Judson Bibb, authorized the Chief Executive Officer to make quarterly bonuses of $50,000 and/or 50,000 shares of, or options for Common Stock available for each officer in addition to performance payments from 5% of the Company’s net income to be given for individual contributions, such as the awarding of patents or the signing of major customer contracts.

On February 20, 2013, the Board at that time, consisting only of officers Tim Hassett, Quentin Ponder and Judson Bibb, also approved the decrease in the exercise price of the five outstanding options to purchase 1,000,000 shares held by Theodore Banzhaf, and to provide for cashless exercise of these options. The milestone stock prices were reduced to $2.00, $3.00, $4.00, $4.50 and $5.00 for 20 consecutive trading days each. These milestone stock prices had been changed from $2.00, $3.00, $5.00, $7.50 and $10.00. Once the stock has traded at these prices for 20 consecutive trading days, Mr. Banzhaf has the right to exercise an option to purchase 1,000,000 shares of common stock at each milestone stock price. These options expire one year after Mr. Banzhaf has been terminated without cause. As discussed herein, the validity of the compensation is at issue in the pending Lawsuit.

On March 24, 2013, the Company and Theodore Banzhaf signed an agreement rescinding the decrease in the milestone price of the five options to purchase 1,000,000 shares as well as the cashless exercise thereof.

On February 20, 2013, the Board at that time, consisting only of officers Tim Hassett, Quentin Ponder and Judson Bibb, also granted Judson Bibb an option to purchase 2,000,000 shares of the Company’s common stock, at a purchase price of par value or $0.001 per share. The options expire one year after Mr. Bibb has been terminated without cause. The options can be exercised on a cashless basis. On March 21, 2013 Judson Bibb signed an agreement rescinding the options granted.

PROPOSAL 3 - APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF OUR EXECUTIVE OFFICERS

General

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and Section 14A of the Securities Exchange Act of 1934, as amended, our stockholders are being asked to vote, on an advisory basis, to approve the compensation of its management team as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s Named Executive Officer and the rest of the management team. For purposes of this Proxy Statement, Timothy Hassett is the sole “Named Executive Officer”.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward and retain key employees, including our Named Executive Officer, who are critical to the Company’s long-term success. Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement for greater detail about the Company’s executive compensation programs, including information about the fiscal year 2012 compensation of the Named Executive Officer and the other officers of the Company.

The stockholders are asked to indicate their support for the compensation of the Company’s Named Executive Officer and the management team as described in this Proxy Statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve the compensation of the Named Executive Officer of HPEV, Inc., as disclosed in the “Executive Compensation”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2013 Annual Meeting of Stockholders.

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, the Company values the opinions of its stockholders. Accordingly, to the extent there is a significant vote against the compensation of the Named Executive Officer and management, the Board of Directors will consider stockholder concerns and will evaluate what actions, if any, may be necessary or appropriate to address those concerns. You may vote “for,” “against,” or “abstain” from the proposal to approve on an advisory basis the compensation of our Named Executive Officer and the other current officers of the Company.

TIMOTHY HASSETT, QUENTIN PONDER AND JUDSON BIBB RECOMMEND A VOTE SUPPORTING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICER AND THE OTHER OFFICERS. JAY PALMER, CARRIE DWYER AND DONICA HOLT RECOMMEND A VOTE AGAINST THE COMPENSATION OF THE NAMED EXECUTIVE OFFICER AND THE OTHER OFFICERS

PROPOSAL 4 - APPROVAL OF ADVISORY RESOLUTION SUPPORTING THE COMPENSATION OF MANAGEMENT

General

Pursuant to the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended, we are also asking our stockholders to provide their input with regard to the frequency of future advisory "say on pay" votes on the compensation of future named executive officers, such as the proposal contained in Proposal 3 above. In particular, we seek your input on whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, the Board of Directors has determined that an advisory vote on executive compensation every year is the appropriate interval for conducting and responding to a “say on pay” vote. By providing an advisory vote on executive compensation every year, stockholders will be able to provide the Company with direct input on its compensation philosophy, policies and practices after having enough time to view its impact on the Company’s business.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain.

Even though your vote is advisory and therefore will not be binding on the Company, the Board of Directors values the opinions of our stockholders and will consider the stockholder vote on the frequency of the vote on the future compensation of our future named executive officers. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION OF THE FUTURE COMPENSATION OF THE COMPANY'S FUTURE NAMED EXECUTIVE OFFICERS.

INFORMATION ABOUT OUR AUDITORS

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q. The aggregate fees billed for professional services rendered by our principal accountant, DeJoya Griffith and Company, LLC (“DeJoya”), for audit and review services for the fiscal years ended December 31, 2012 and 2011 were $21,400 and $19,000, respectively.

We incurred no audit related fees, tax fees or other audit fees for professional services rendered by our principal accountant for the years ended December 31, 2012 and 2011.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

As we progress in our business plans and add directors, an audit committee will be established. Until then, there are no formal pre-approval policies and procedures. Nonetheless, the auditors engaged for these services are required to provide and uphold estimates for the cost of services to be rendered. The only services they provide are for audited statements. The percentage of hours expended on DeJoya’s engagement to audit our financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Resignation of DeJoya

On April 26, 2013, we were informed by De Joya that it will not stand for re-appointment as our independent registered public accounting firm for the fiscal year ended December 31, 2013. De Joya indicated that it would continue to serve as our public accounting firm until the completion of the De Joya audit of the December 31, 2012 restatement.

De Joya was the independent registered public accounting firm for us from May 19, 2011 until their resignation effective April 26, 2013. None of De Joya's reports on our financial statements for the year ended December 31, 2012 or for the year ended December 31, 2011 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of De Joya, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which De Joya served as our principal independent accountants. However, the report of De Joya dated March 29, 2013 on our financial statements for the fiscal years ended December 31, 2012 and December 31, 2011 and the period March 24, 2011 (inception) to December 31, 2012 in our Annual Report for the fiscal year ended December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

Engagement of Sarna

On May 1, 2013, we engaged Sarna and Company, as our independent registered public accounting firm. The Board approved and ratified the engagement of Sarna on May 1, 2013.

Prior to May 1, 2013, the date that Sarna and Company was retained as the principal independent accountants of the Company:

(1) We did not consult Sarna regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements;

(2) Neither a written report nor oral advice was provided to us by Sarna that they concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) We did not consult Sarna regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Resignation of Sarna

On October 11, 2013, we were informed by Sarna that it was resigning as a consequence of a subpoena the Securities and Exchange Commission served on the Company on September 18, 2013 entitled In the Matter of HPEV, Inc. The subpoena requested documents relating to several matters, including Spirit Bear, Robert Olins and all of their respective affiliates. Although it is unclear to the Company as to why the subpoena was served and what conclusions the SEC will reach after its investigation, Sarna chose to resign rather than incur the potential risk of these uncertainties.

Sarna was the independent registered public accounting firm for the Company from May 1, 2013 until its resignation effective October 11, 2013. None of Sarna’s reports on the Company’s financial statements for the quarters ended March 31, 2013 and June 30, 2013 were ever completed or filed. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which Sarna served as the Company’s principal independent accountants.

The Engagement of Anton & Chia

On October 17, 2013, the Company engaged Anton and Chia, LLP, as its independent registered public accounting firm. The Board approved and ratified the engagement of Anton & Chia on October 17, 2013.

Prior to October 17, 2013, the date that Anton & Chia, LLP was retained as the principal independent accountants of the Company:

(1)
The Company did not consult Anton & Chia regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Company’s financial statements;

(2)
Neither a written report nor oral advice was provided to the Company by Anton & Chia that they concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3)
The Company did not consult Anton & Chia regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

We do not expect that a representative from Anton & Chia will be at the Meeting.

For those registered stockholders of the Company that will receive a full set of the proxy materials in the mail, a copy of the Company’s Annual Report on Form 10-K will accompany this Proxy Statement. For those stockholders that will receive only the Notice, this Proxy Statement, our Form 10-K, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form will be available at www:transferonline.com. The Notice contains instructions on how to access the proxy materials over the Internet and vote online. These materials contain detailed information about the Meeting, the proposals to be considered, our Board's nominees for directors and other information concerning the Company.

If you received only the Notice and would like to receive a copy of the printed proxy materials, we will deliver promptly, upon written or oral request, a written copy of the Proxy Statement, the Annual Report on Form 10-K, proxy card with voting instructions, and any amendments to the foregoing materials that are required to be furnished to stockholders. A stockholder who wishes to receive written copies of the proxy materials, now or in the future, may obtain one, without charge, by writing to the Chief Financial Officer, HPEV, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637 or by telephoning us at (813) 929-1877.

STOCKHOLDER PROPOSALS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive no later than January 31, 2014. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) shares of common stock equal to either (a) $2,000 in market value or (b) 1% of our outstanding common stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2014 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than January 31, 2014 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by such date, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Securities and Exchange Commission (“SEC”) allows us to “incorporate by reference” into this Proxy Statement certain of the information we have filed with the SEC. This means that we can disclose important information by referring you to those documents. All documents that we file with the SEC on or after the date of this Proxy Statement pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the Annual Meeting, will be deemed to be incorporated by reference into this Proxy Statement and to be a part of it from the date of filing of such documents. We are not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC under its rules and regulations, including information furnished pursuant to Item 2.02 or 7.01 of a Current Report on Form 8-K. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in it or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

We incorporate by reference the following documents that we have filed with the SEC, and any filings that we make with the SEC in the future, under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, until the Meeting has been held:

•	Our Annual Report on Form 10-K for the year ended December 31, 2012 filed with the SEC on April 15, 2013, as amended by the Form 10-K/A filed on each of May 2, 2013 and May 21, 2013;

•	Our Quarterly Report on Form 10-Q for the period ended March 31, 2013 filed on May 20, 2013;

•	Our Quarterly Report on Form 10-Q for the period ended June 30, 2013 filed on August 19, 2013;

•	Our Quarterly Report on Form 10-Q for the period ended September 30, 2013 filed on November 19, 2013; and

•	Our Current Reports on Form 8-K filed on April 26, 2013 and May 2, 2013, as amended on each of May 17, 2013, May 23, 2013 and June 4, 2013, and on June 27, 2013 and August 30, 2013.

As reported in the Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 2013, the unaudited interim financial information presented in the Quarterly Reports on Form 10-Q was not been reviewed by an outside independent accounting firm as required by the rules of the SEC. As a result, said reports are considered deficient and the Company is no longer considered to be timely or current in its filings under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Copies of any documents incorporated by reference in this Proxy Statement are available free of charge by writing to HPEV, Inc., 8875 Hidden River Parkway, Suite 300, Tampa, Florida 33637or by telephoning us at (813) 929-1877.

These documents, as well as various other reports, proxy statements and other information, may also be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding the company and other issuers that file electronically with the SEC. The address of the SEC’s internet site is www.sec.gov. This information is also available on our website at www.hpevinc.com. Except as otherwise stated above, information contained on these websites is not incorporated by reference into and does not constitute a part of this Proxy Statement.

MULTIPLE STOCKHOLDERS SHARING ONE ADDRESS

IN ACCORDANCE WITH RULE 14A-3(E)(1) UNDER THE EXCHANGE ACT, ONE PROXY STATEMENT WILL BE DELIVERED TO TWO OR MORE STOCKHOLDERS WHO SHARE AN ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS. WE WILL DELIVER PROMPTLY UPON WRITTEN OR ORAL REQUEST A SEPARATE COPY OF THE PROXY STATEMENT TO A STOCKHOLDER AT A SHARED ADDRESS TO WHICH A SINGLE COPY OF THE PROXY STATEMENT WAS DELIVERED. REQUESTS FOR ADDITIONAL COPIES OF THE PROXY STATEMENT, AND REQUESTS THAT IN THE FUTURE SEPARATE PROXY STATEMENTS BE SENT TO STOCKHOLDERS WHO SHARE AN ADDRESS, SHOULD BE DIRECTED TO HPEV, INC., 8875 HIDDEN RIVER PARKWAY, SUITE 300, TAMPA, FLORIDA 33637, ATTENTION: CHIEF FINANCIAL OFFICER. IN ADDITION, STOCKHOLDERS WHO SHARE A SINGLE ADDRESS BUT RECEIVE MULTIPLE COPIES OF THE PROXY STATEMENT MAY REQUEST THAT IN THE FUTURE THEY RECEIVE A SINGLE COPY BY CONTACTING US AT THE ADDRESS SET FORTH IN THE PRIOR SENTENCE.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2012 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES), AS AMENDED, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO HPEV, INC., 8875 HIDDEN RIVER PARKWAY, SUITE 300, TAMPA, FLORIDA 33637, ATTENTION: CHIEF FINANCIAL OFFICER.

Tampa, Florida	By Order of the Board of Directors
December 24, 2013
Timothy Hassett
Chairman of the Board

HPEV, INC.

PROXY

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 13, 2014. THIS PROXY IS SOLICITED ON BEHALF OF THE CHAIRMAN OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Stockholders and Proxy Statement of HPEV, Inc. in connection with the 2013 Annual Meeting to be held on January 13, 2014, and appoints Timothy Hassett, proxy with power of substitution, for and in the name of the undersigned, and hereby authorizes him to represent and to vote, all the shares of common stock of HPEV, Inc., a Nevada corporation (“Company”), that the undersigned would be entitled to vote, subject to and in accordance with the terms of the Proxy Statement, at our Annual Meeting of Stockholders (“Annual Meeting”) on January 13, 2014 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any proxy heretofore given. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of proposal 1, in favor of the first three nominees to the Board listed below, abstain from voting for proposal 2, and for “one year” for proposal 3.

ON PROPOSAL 1, TIMOTHY HASSETT, QUENTIN PONDER AND JUDSON BIBB RECOMMEND A VOTE SUPPORTING THE AMENDMENT TO THE BYLAWS TO REMOVE PLURALITY VOTING. NEITHER JAY PALMER, CARRIE DWYER NOR DONICA HOLT, THE THREE DIRECTORS NOMINATED BY SPIRIT BEAR LIMITED, HAVE INDICATED HOW THEY WOULD VOTE WITH RESPECT TO THIS PROPOSED AMENDMENT.

ON PROPOSAL 3, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICER AND THE OTHER OFFICERS. JAY PALMER, CARRIE DWYER AND DONICA HOLT RECOMMEND A VOTE AGAINST THE COMPENSATION OF THE NAMED EXECUTIVE OFFICER AND THE OTHER OFFICERS.

ON PROPOSAL 4, THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “ONE YEAR.”

☒ Please mark your votes as in this example using dark ink only.

1.
Amend Article II, Section 2 of the Bylaws by deleting the sentence “At such meeting director shall be elected by plurality vote and any other proper business may be transacted” at the end of thereof and replacing said sentence with the following: “At such meetings, directors shall be elected by a majority of the outstanding shares entitled to vote thereon.”

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.
The election of the following six nominees to the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

FOR	AGAINST	ABSTAIN
☐	☐	☐

	FOR	AGAINST	ABSTAIN

Timothy Hassett	☐	☐	☐

Judson Bibb	☐	☐	☐

Quentin Ponder	☐	☐	☐

Jay Palmer	☐	☐	☐

Carrie Dwyer	☐	☐	☐

Donica Holt	☐	☐	☐

3.	The approval of a non-binding advisory proposal approving a resolution supporting the compensation of named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

4.	The approval of a non-binding advisory vote on the frequency of an advisory vote on compensation of named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	☐	☐	☐

Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s) ____________________	Signature _____________________
Dated: _________________

NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executors, administrators, attorneys, trustees, or guardians should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person